The Lincoln National Life Insurance Company

                     Lincoln Life Variable Annuity Account N

                                ChoicePlus Bonus
                               ChoicePlus II Bonus


                 Supplement to the Prospectus dated May 1, 2005


This Supplement discusses a change to your ChoicePlus Bonus or ChoicePlus II Bonus annuity contract. Effective June 15, 2005, the version of this product offered to Selling Group Individuals is no longer available for new sales. Please disregard all disclosure relating to Selling Group Individuals.


              Please keep this Supplement with your prospectus and
                        retain it for future reference.